UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2010

VERAMARK TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-13898	16-1192368
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3750 Monroe Avenue, Pittsford, New York	14534
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 381-6000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)	On May 20, 2010, Veramark Technologies, Inc. (the “Registrant”) held its Annual Meeting of Shareholders.

(b)	The Registrant’s shareholders voted on the following proposals:

Proposal 1: Election of Directors

Directors	Votes For	Votes Withheld	Broker Non-Vote
Seth J. Collins	3,255,756	1,760,786	3,399,219
Charles A. Constantino	3,220,706	1,795,836	3,399,219
John E. Gould	3,251,356	1,765,186	3,399,219
Anthony C. Mazzullo	3,243,792	1,772,750	3,399,219
Steve M. Dubnik	3,255,556	1,760,986	3,399,219
Christopher T. Dunstan	3,255,656	1,760,886	3,399,219

Proposal 2: Ratification of the appointment of EFP Rotenberg LLP, as independent auditors for the year ending December 31, 2010.

For	Against	Abstain	Broker Non-Vote
6,485,040	1,846,232	84,489	—

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in Pittsford, New York on May 24, 2010

Veramark Technologies, Inc.

By:   /s/ Ronald C. Lundy
Ronald C. Lundy,
Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

None